UMPQUA HOLDINGS CORPORATION 3rd Quarter 2015 Earnings Conference Call Presentation October 22, 2015

2 Forward-looking Statements This presentation includes forward-looking statements within the meaning of the “Safe-Harbor” provisions of the Private Securities Litigation Reform Act of 1995, which management believes are a benefit to shareholders. These statements are necessarily subject to risk and uncertainty and actual results could differ materially due to various risk factors, including those set forth from time to time in our filings with the SEC. You should not place undue reliance on forward- looking statements and we undertake no obligation to update any such statements. In this presentation we make forward- looking statements about the integration of the merger with Sterling Financial Corporation; timing and amount of merger- related synergies; credit discount accretion related to the merger, and planned investments and initiatives. Specific risks that could cause results to differ from these forward looking statements are Umpqua’s ability to promptly and effectively integrate the businesses of Sterling and Umpqua and achieve the synergies and earnings accretion contemplated by the Sterling merger. Additional risks that could cause results to differ from forward-looking statements we make are set forth in our filings with the SEC and include, without limitation, changes in the discounted cash flow model used to determine the fair value of subordinated debentures; prolonged low interest rate environment; unanticipated weakness in loan demand or loan pricing; deterioration in the economy; material reductions in revenue or material increases in expenses; lack of strategic growth opportunities or our failure to execute on those opportunities; our inability to effectively manage problem credits; certain loan assets becoming ineligible for loss sharing; unanticipated increases in the cost of deposits; the consequences of a phase-out of junior subordinated debentures from Tier 1 capital; the diversion of management time on issues related to merger integration; changes in laws or regulations; and changes in general economic conditions.

Third Quarter 2015 Highlights 3 > (1) Non-GAAP financial measure. A reconciliation to the comparable GAAP measurement is provided in the appendix of this slide presentation.  Reported third quarter operating earnings(1) of $62.1 million:  Net interest income increased by $1.6 million, driven primarily by strong loan growth  Provision for loan and lease losses decreased by $3.1 million, driven primarily by improved portfolio performance  Non-interest income decreased by $20.0 million, reflecting $11.3 million in negative fair value adjustments to the MSR and swap instruments, lower revenues from the origination and sale of residential mortgages, and lower gains related to portfolio loan sales  Non-interest expense (excluding merger-related expense) decreased by $3.4 million, driven primarily by a $2.3 million decrease in variable mortgage banking expenses related to lower mortgage volumes and additional merger-related cost synergies, partially offset by higher other operating expenses  Strong loan and deposit growth:  Gross loans and leases (before sales) grew by $468.7 million, or 12% annualized  Deposits grew by $322.0 million, or 8% annualized  Prudently managed capital:  Tangible book value per common share(1) increased to $9.08, from $8.92  Increased quarterly dividend to $0.16 per common share and repurchased 150,000 shares of common stock $0.30 $0.27 $0.26 $0.31 $0.28 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 Operating Earnings Per Diluted Share (1)

Key Performance Ratios

		For the quarter ended				
		Q3 2015	Q2 2015	Q1 2015	Q4 2014	Q3 2014
Profitability (operating basis)[(1)]	Return on average assets	1.07%	1.21%	1.01%	1.04%	1.16%
	Return on average tangible assets	1.17%	1.32%	1.10%	1.13%	1.26%
	Return on average common equity	6.45%	7.25%	6.03%	6.34%	6.94%
	Return on average tangible common equity	12.43%	14.05%	11.71%	12.56%	13.78%
	Efficiency ratio - consolidated	62.43%	59.74%	63.38%	64.23%	59.79%
	Net interest margin - consolidated	4.43%	4.50%	4.53%	4.69%	4.75%
Credit Quality	Non-performing loans and leases to loans and leases	0.25%	0.29%	0.33%	0.39%	0.33%
	Non-performing assets to total assets	0.28%	0.31%	0.36%	0.43%	0.37%
	Net charge-offs to average loans and leases (annualized)	0.13%	0.11%	0.23%	0.12%	0.14%
Capital	Tangible common equity to tangible assets [(1)]	9.37%	9.38%	9.28%	9.32%	9.22%
	Basel III - Tier 1 common to risk-weighted asset ratio [(2)]	11.4%	11.5%	11.1%	NA	NA
	Basel III - Total risk-based capital ratio [(2)]	14.4%	14.6%	14.6%	NA	NA
	Basel I - Tier 1 common to risk-weighted asset ratio	NA	NA	NA	11.5%	11.2%
	Basel I - Total risk-based capital ratio	NA	NA	NA	15.2%	14.9%

> [(1)] Non-GAAP financial measure. A reconciliation to the comparable GAAP measurement is provided at the end of this slide presentation.
> [(2)] Capital ratio estimated for current quarter, pending completion and filing of regulatory reports.

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UMPQUA BANK

Summary Income Statement 5 > Note: tables may not foot due to rounding. > (1) Income tax effect of pro forma operating earnings adjustments at 40% for tax-deductible items. > (2) Non-GAAP financial measure. A reconciliation to the comparable GAAP measurement is provided in the appendix of this slide presentation. ($ in millions except per share data) Q3 2015 Q2 2015 Q3 2014 Net interest income before provision 219.7$ 218.1$ 225.7$ Provision for loan and lease losses 8.2 11.3 14.3 Net interest income 211.6 206.9 211.4 Non-interest income 60.3 80.4 62.2 Non-interest expense 182.7 201.9 182.6 Income before provision for income taxes 89.2 85.4 91.0 Provision for income taxes 31.6 30.6 32.1 Net income 57.6 54.8 58.9 Dividends and undistributed earnings allocated to participating securities 0.1 0.1 0.1 Net earnings available to common shareholders 57.5$ 54.7$ 58.7$ Adjustments Net loss on junior subordinated debentures carried at fair value, net of tax (1) 1.0 0.9 1.0 Merger related expenses, net of tax (1) 3.6 13.1 5.3 Operating earnings (2) 62.1$ 68.7$ 65.0$ Earnings per diluted share: Earnings available to common shareholders $0.26 $0.25 $0.27 Operating earnings (2) $0.28 $0.31 $0.30 Quarter ended

Net Interest Income and Margin 6 $225.7 $228.0 $215.9 $218.1 $219.7 4.75% 4.69% 4.53% 4.50% 4.43% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% $100 $120 $140 $160 $180 $200 $220 $240 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 Net interest income Net interest margin > Net interest income increased by $1.6 million from the prior quarter • Driven primarily by strong loan growth (in millions) Net interest margin, excluding interest income related to credit discount from Sterling deal and related to 310-30 covered loan PIFs 4.25% 4.22% 4.16% 4.15% 4.10%

Provision for Loan and Lease Losses 7 > Provision for loan and lease losses decreased by $3.1 million from the prior quarter • Driven by improved portfolio performance $14.3 $5.2 $12.6 $11.3 $8.2 $0 $2 $4 $6 $8 $10 $12 $14 $16 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 Provision for loan and lease losses(in millions)

($3.4) ($2.5) ($2.7) ($2.8) $0.1 $8.1 $8.2 $9.5 $12.9 $8.7 $8.3 $5.7 $6.7 $8.7 $5.2 $2.2 $2.0 $2.8 $2.0 $1.7 $26.0 $16.5 $28.2 $40.0 $24.0 $4.9 $5.0 $4.8 $4.6 $5.0 $16.1 $15.5 $14.3 $14.8 $15.6 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 Service charges Brokerage fees Residential mortgage banking revenue, net BOLI income Gain on loan sales Other income Other misc. Non-interest Income 8 > Non-interest income decreased by $20.0 million from the prior quarter • Primarily driven by $11.3 million in negative fair value adjustments to the MSR and swap instruments, lower revenues from the origination and sale of residential mortgages, and lower gains related to portfolio loan sales (in millions) $50.3 $62.2 > (1) Includes net gain on investment securities, loss on junior subordinated debentures carried at fair value, and change in FDIC indemnification asset. (1) $63.6 $80.4 $60.3

Mortgage Banking Revenue 9 $24.1 $18.4 $31.5 $33.7 $26.9 $6.2 $6.3 $6.5 $6.8 $7.2 $(4.3) $(8.2) $(9.7) $(0.4) $(10.1) Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 Origination and sale Servicing Change in fair value of MSR asset > Total mortgage banking revenue decreased by $16.0 million from the prior quarter • Driven primarily by fair value loss on MSR, lower for sale originations and lower gain on sale margin • Servicing revenue continues to grow, up 7.0% on a linked quarter basis (in millions) $26.0 $16.5 $28.2 $40.0 $24.0

> For sale mortgage originations decreased by 15% from the prior quarter, and gain on sale margin decreased by 19 bps reflecting increased competitive pressures in the mortgage market 10 $292 $320 $311 $447 $446 $696 $622 $862 $997 $844 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 Closed mortgage volume Portfolio For Sale (in millions) Mortgage Originations and Gain on Sale Margin $988 $942 3.46% 2.95% 3.65% 3.38% 3.19% 0.02 0.025 0.03 0.035 0.04 0.045 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 Gain on sale margin $1,173 $1,444 $1,290

Non-interest Expense 11 Non-interest Expense Bridge (excludes merger-related expense) > Non-interest expense (excluding merger-related expenses) decreased by $3.4 million from the prior quarter • Achieved $80 million, or 92%, of $87 million (annualized) cost synergy target, in September 2015. • Q3 2015 run-rate includes $2.3 million decrease in variable mortgage banking expenses, driven by lower mortgage volume, and additional merger-related cost synergies, partially offset by an increase in other operating expenses (2) $180.1 $176.7 (in millions) > (1) For presentation purposes, non-interest expense excludes merger-related expenses of $21.8 million and $6.0 million for Q2 2015 and Q3 2015, respectively. > (2) Includes marketing costs, workout costs, retail and private bank expense, partially based on higher level of hours in quarter, FDIC assessments, and provision for > unfunded loans. $(0.6) $4.5$(5.0) $(2.3)

Selected Balance Sheet 12 ($ in millions) Q3 2015 Q2 2015 Q3 2014 Total assets 23,162.3$          22,793.3$          22,484.7$          Interest bearing cash and temporary investments 673.8                  515.7                 1,177.1              Investment securities 2,496.7               2,572.1              2,415.1              Loans and leases, gross 16,387.9            15,974.2           15,259.2           Allowance for loan and lease losses (130.1)                 (127.1)                (115.6)                Goodwill and other intangibles, net 1,837.0               1,839.8              1,845.2              Deposits 17,467.0            17,145.0           16,727.6           Securities sold under agreements to repurchase 323.7                  325.7                 339.4                 Term debt 889.4                  890.0                 1,057.1              Total shareholders' equity 3,835.6               3,804.2              3,749.1              Ratios: Loan to deposit ratio 93.8% 93.2% 91.2% Book value per common share 17.42$                17.27$                17.26$                Tangible book value per common share (1) 9.08$                  8.92$                  8.76$                  Tangible common equity to tangible assets (1) 9.37% 9.38% 9.22% > (1) Non-GAAP financial measure. A reconciliation to the comparable GAAP measurement is provided in the appendix of this slide presentation.

Loan Growth 13 Loans and Leases (Gross) $6.4 $6.5 $7.2 $7.7 $15.3 $15.5 $16.0 $16.4 (in billions) 19% 16% 17% 2% 9% 6% 4% 17% 6% 3% Non-owner occupied term CRE Owner occupied term CRE Multifamily Commercial construction Residential development Commercial term Commercial lines of credit & other Leases & equipment finance Mortgage Home equity lines & loans Consumer & other As of Sep 30, 2015 > Gross loan and lease growth (before sales) of $468.7 million, or 12% annualized, from the prior quarter • Loan growth was partially offset by quarterly portfolio residential mortgage loans loan sales of $54.9 million

30% 12%37% 6% 15% Demand, non-interest bearing Demand, interest bearing Money market Savings Time Deposit Growth $9.4 $9.2 $9.4 $9.1 $16.9 $17.2 $17.1 $17.5 (in billions) Total Deposits As of Sep 30, 2015 > Total deposits increased by $322.0 million, or 8%, from the prior quarter • Driven by growth in non-interest bearing demand and money market, partially offset by a decrease in time deposits > Cost of interest bearing deposits remained low at 0.24% 14

Credit Quality 15 > All of the key credit quality ratios remained strong 0.76% 0.76% 0.77% 0.80% 0.79% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 Allowance for loan and lease losses to loans and leases 0.37% 0.43% 0.36% 0.31% 0.28% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 Non-performing assets to total assets 0.14% 0.12% 0.23% 0.11% 0.13% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 Net charge-offs to average loans and leases (annualized) Ratio after grossing up for value of Sterling-related credit mark remaining at quarter end 2.1% 1.8%2.0% 1.7% 1.6%

Prudent Capital Management 16 > Under Basel III rules, all regulatory capital ratios remained in excess of well-capitalized and internal policy limits > Focused on prudently managing capital • Increased current quarterly dividend to $0.16 per share, ~3.8% dividend yield • Repurchased 150,000 shares of common stock for $2.5 million • Total payout ratio of 61% of operating earnings Tangible Common Equity/Tangible Assets Tier 1 Leverage Tier 1 Common Risk Based Tier 1 Risk Based Total Risk Based Q3 2015 Capital Ratios (1) Common TRUP LLR 9.5% 11.4% 11.6% 14.4% 9.37% > (1) Regulatory capital ratios are calculated based on Basel III rules, and are estimates pending completion and filing of the Company’s regulatory reports. > Note: LLR = loan loss reserve, TRUP = trust preferred capital, Common = tangible common equity.

Appendix – Non-GAAP Reconciliation

Non-GAAP Reconciliation – Operating Earnings

(In thousands, except per share data)	Quarter Ended Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014	% Change Seq. Quarter	Year over Year
Net earnings available to common shareholders	$ 57,523	$ 54,691	$ 47,045	$ 52,436	$ 58,741	5 %	(2)%
Adjustments:							
Net loss on junior subordinated debentures carried at fair value, net of tax (1)	954	943	933	953	955	1 %	0 %
Merger related expenses, net of tax (1)	3,595	13,078	8,449	6,038	5,274	(73)%	(32)%
Operating earnings	$ 62,072	$ 68,712	$ 56,427	$ 59,427	$ 64,970	(10)%	(4)%
Earnings per diluted share:							
Earnings available to common shareholders	$ 0.26	$ 0.25	$ 0.21	$ 0.24	$ 0.27	4 %	(4)%
Operating earnings	$ 0.28	$ 0.31	$ 0.26	$ 0.27	$ 0.30	(10)%	(7)%

	Nine Months Ended Sep 30, 2015	Sep 30, 2014	% Change Year over Year
Net earnings available to common shareholders	$ 159,259	$ 94,738	68 %
Adjustments:			
Net loss on junior subordinated debentures carried at fair value, net of tax (1)	2,830	2,101	35 %
Merger related expenses, net of tax (1)	25,122	46,273	(46)%
Operating earnings	$ 187,211	$ 143,112	31 %
Earnings per diluted share:			
Earnings available to common shareholders	$ 0.72	$ 0.54	33 %
Operating earnings	$ 0.85	$ 0.81	5 %

(1) Income tax effect of pro forma operating earnings adjustments at 40% for taxdeductible items.

nm = not meaningful.

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UMPQUA BANK

Non-GAAP Reconciliation – Tangible Book Value 19 (In thousands, except per share data) Sep 30, 2015 Jun 30, 2015 Mar 31, 2015 Dec 31, 2014 Sep 30, 2014 Total shareholders' equity $ 3,835,552 $ 3,804,179 $ 3,800,970 $ 3,777,626 $ 3,749,101 Subtract: Goodwill and other intangible assets, net 1,836,954 1,839,760 1,842,567 1,842,958 1,845,242 Tangible common shareholders' equity $ 1,998,598 $ 1,964,419 $ 1,958,403 $ 1,934,668 $ 1,903,859 Total assets $ 23,162,304 $ 22,793,331 $ 22,953,158 $ 22,609,903 $ 22,484,652 Subtract: Goodwill and other intangible assets, net 1,836,954 1,839,760 1,842,567 1,842,958 1,845,242 Tangible assets $ 21,325,350 $ 20,953,571 $ 21,110,591 $ 20,766,945 $ 20,639,410 Common shares outstanding at period end 220,217 220,280 220,454 220,161 217,262 Tangible common equity ratio 9.37% 9.38% 9.28% 9.32% 9.22% Tangible book value per common share $ 9.08 $ 8.92 $ 8.88 $ 8.79 $ 8.76

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